Exhibit 99.1

Powering The Industrial Internet ONDAS HOLDINGS INC. COMPANY PRESENTATION January 2019

Disclaimer This presentation includes forward-looking statements regarding Ondas Holdings Inc. (together with its consolidated subsidiaries, including Ondas Networks Inc., the “Company”), its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading “Risk Factors” and elsewhere in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 4, 2018, as amended on October 22, 2018, and in our other filings with the SEC. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today’s date, but the Company cannot assure you that such statements, information or estimates are complete or accurate. 2

# Management Team & Board of Directors

## Management Team



**Eric Brock**
*Chairman and CEO*

- Entrepreneur with over 20 years of global banking and investing experience
- Previously Portfolio Manager at Clough Capital Partners and investment banker at Bear, Stearns & Co.
- MBA from University of Chicago and BS from Boston College



**Stewart Kantor**
*President and CFO*

- Co-Founder, over 25 years of experience in wireless communications
- Business development, marketing and finance at AT&T Wireless, BellSouth International, and Nokia Networks
- MBA from Wharton and BA from Columbia University



**Suresh Palliparambil**
*Chief Revenue Officer*

- 20 years of international experience building ecosystems for startups and high growth companies
- Held senior leadership positions in sales, development, and operations at NXP Semiconductors, DHL, and Datalogic
- MBA from MIT Sloan, MS from University of Central Missouri and BE from Osmania University



**Guy Simpson**
*Chief Operating Officer*

- Over 30 years of experience in Communications sector
- Past experience includes engineering and product development management roles at Catapult
- Honors in Computer Science from University of Hertfordshire



**Menashe Shahar**
*Chief Technology Officer*

- Co-Founder, over 30 years of experience in Communications sector focusing on systems design and development
- Multiple patents at top-tier system integrators and service providers including WorldCom, Nortel and ADC Telecom
- BSC & MSC in electrical engineering from Tel Aviv University

## Board of Directors



**Eric Brock**
*Chairman and CEO*



**Stewart Kantor**
*President and CFO*



**Richard Cohen**
*Richard M Cohen Consultants*



**Derek Reisfield**
*Independent Consultant*



**Richard Silverman**
*Jennings, Strouss & Salmon, PLC*

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Investment Highlights 1 Disruptive Software Defined Radio Platform Enabling connectivity for mission critical industrial applications (“MC-IoT”) and wireless services 2 IP Forms Core of IEEE 802.16s Wireless Broadband Standard Key enabling solution for massive industrial IoT investment cycle 3 Industrial IoT End Markets are the Foothills of an Investment Boom Huge market for private networks; spending shift towards next-generation solutions 4 Seasoned Team with Experience Developing Innovative Technologies and Creating New Markets Over 130 years of combined finance, management, and technology experience 4

Ondas Networks Ecosystem Next-Generation Critical Infrastructure Mission Critical Secure, Private Providers Industrial Applications Broadband Network Smart Grids Oil & Gas Smart Pipes FullMAX MC-IoT Transportation Platform Smart Fields Smart Machinery Utilities IEEE 802.16s Standard Customers benefit from standard-based network solutions which ensure interoperability and allow for price and secure competition in a multi-vendor ecosystem 5

# Company Overview

| | |
|---|---|
| **Overview** | ▪ Ondas enables connectivity for mission-critical industrial applications (the MC-IoT)<br>▪ In September 2018, the Company was acquired by Zev Ventures Incorporated ("Zev") whereby Zev changed its name to Ondas Holdings Inc. and its trading symbol to "ONDS"<br>▪ Founded in 2006, the Company is headquartered in Sunnyvale, CA with 38 full-time employees and has a long-term relationship with Lekha Wireless. Ondas is Lekha's largest customer with 30+ Lekha employees dedicated to Ondas |
| **Ondas FullMAX Platform** | ▪ Design, develop, manufacture, sell and support FullMAX, a multi-patented, state-of-the-art, point-to-multipoint, Software Defined Radio (SDR) system for secure, licensed, private, wide-area broadband networks<br>▪ Customers purchase FullMAX system solutions to deploy wide-area intelligent networks (WANs) for smart grids, smart pipes, smart fields and any other mission critical network that needs internet protocol connectivity<br>▪ A FullMAX wireless network is less expensive to build compared to traditional LTE networks given its ability to use lower cost radio spectrum (non-traditional LTE bands) with much greater coverage<br>▪ Adoption of low-cost edge computing and increased penetration of "smart machinery" and sensors is driving demand for next-generation networks for IoT applications such as those powered by FullMAX<br>▪ Ondas IP forms core of IEEE 802.16s wireless standard; standardized solutions preferred by customers |
| **Massive Market Opportunity** | ▪ Cisco and Gartner forecast that there will be billions of connected IoT devices installed by 2020, many of them deployed for industrial applications<br>▪ Wide Area IoT spending, including low power WAN deployments will reach $33.0 billion for carriers and infrastructure vendors by 2022, growing 2.5x from 2017[(1)]<br>▪ Global spending on communications by the electric utility sector is projected to grow over 15% annually and reach $15.4 billion by 2021[(2)]<br>▪ Spending on oilfield communications is expected to reach $4.5 billion by 2022, representing annual growth of 7.9%[(2)]<br>▪ US railroad sector is expected to spend $10.6 billion in aggregate by 2020 to implement Positive Train Control (PTC) functions as required by federal regulations[(3)] |

(1) Dell'Oro Group estimates.
(2) MarketsandMarkets.
(3) The Statistics Portal.

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# FullMAX – Unrivaled Wireless Networks for the Industrial Internet

- **System of wireless base stations, fixed and mobile remote radios and supporting technology designed to enable highly secure and reliable industrial-grade connectivity for truly mission-critical applications**
- **Software-defined architecture provides unmatched radio spectrum agility**
- **Low cost solution for both fixed and mobile wireless broadband applications**
  - Low tower intensity lowers capital and operating expenses
  - Highest value use of underutilized, inexpensive low frequency radio spectrum
- **FullMAX forms the core of the new IEEE 802.16s wireless standard**
  - Ondas' IEEE 802.16s compliant equipment is designed to optimize performance of unused or underutilized low frequency licensed radio spectrum and narrower channels

**Base Station**



**Remote Radio**


ONDAS

## Disruptive Technology

***MC-IoT requirements and network architecture differ dramatically from consumer-oriented public networks***

**AVAILABLE – Wide Field Area coverage**
- Low latency, high upstream capacity
- Monitor remote assets / environment

**RELIABLE – Company-controlled WAN**
- Control high value assets remotely
- Enable M2M automation

**SECURE – Air-gap to Public Cloud**
- Licensed spectrum, limits interference
- Company-defined encryption protocols

| 7

FullMAX 1000x Greater Coverage 5G Coverage = 2.8 square miles 1,000 5G Cells = $50 Million 4G LTE Coverage = 28 square miles 100 4G LTE Cells = $10 Million Single FullMAX = 2,800 square miles 1 FullMAX Super Cell = $100K 8

FullMAX Core, Tier 1 Wireless Solution 9

# FullMAX – Software Defined Radio (SDR) Hardware Platforms

## Venus


ONDAS

- General Availability Now
- Compact Indoor Enclosure
- Operates as a Base Station or Remote Radio
- Narrowband or Broadband Operation
- Mobile and Fixed
- Channel Sizes 12.5 kHz up to 10 MHz
- **List Price: $2,000 / unit**

## Jupiter


ONDAS

- Expected Availability Q1 2019
- Primarily Base Station Application
- Increased Processing Power (X12 ARM) for 1000s of remotes
- MIMO 2x2 (enhanced coverage, up to 2x throughput)
- **List Price: ~ $15,000 / unit**

## Mars



- Expected Availability Q1 2019
- Primarily Base Station Application
- Increased Processing Power (X12 ARM)
- Very High TX Power (up to 100 Watts)
- MIMO 1x2 (enhanced coverage)
- **List Price: ~$18,000 / unit**

## Neptune



- General Availability Now
- Primarily Remote Radio Application Mobile & Fixed
- Dust, Water, Shock, and Vibration Resistant
- Drones and Mobile Installation
- List Price: $5,500 (remote)
- **List Price: $17,000 (base station)**

## Tungsten



- Expected Availability Q2 2019
- Low Cost / Compact Remote Radio
- Single Board Design
- High Volume IIoT Radio
- **List Price: To Be Announced**

Note: List prices include hardware and software configuration; base station pricing scales relative to number of remote radios supported.

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# Competitive Landscape

*FullMAX radios are IEEE 802.16s compliant and offer significantly more functionality if required by customer applications*

| Industrial Internet Requirements | Ondas FullMAX | 802.16s | NB-IoT | LP-WAN[1] | 4G / 5G | Private Licensed Narrowband [2] |
|---|---|---|---|---|---|---|
| Mission Critical | Yes | Yes | No | No | No | Yes |
| Private Network Option | Yes | Yes | No | Yes | No | Yes |
| Licensed Spectrum | Yes | Yes | Yes | No | Yes | Yes |
| Dedicated Channels | Yes | Yes | No (In Band LTE) | Yes | Yes | Yes |
| Base Station Range | 30+ Mile Radius | 30+ Mile Radius | 3 Miles | 1/2 mile | 3 Miles / 1 Mile | 30+ mile radius |
| Frequency Range Support | 30 MHz to 6 GHz | Not Limited | Dedicated Worldwide Bands | 900 MHz | Dedicated Worldwide Bands | Not Limited (typical VHF / UHF) |
| Channel Bandwidth | 12.5 kHz to 10 MHz | 100 kHz to 1.25 MHz | 180 kHz | 125 kHz | 5 MHz, 10 MHz + | 25 kHz / 50 kHz |
| Duplexing | TDD / FDD / HD FDD | TDD | Half Duplex | TBD | FDD | FDD |
| Peak Downlink Data Rate | Up to 20 Mbps | Up to 4 Mbps | Up to 250 Kbps | Up to 230 Kbps | 10 Mbps / 30 Mbps + | 75 Kbps |
| Peak Uplink Data Rate | Up to 20 Mbps | Up to 4 Mbps | Up to 250 Kbps | Up to 200 Kbps | Up to 3 Mbps + | 75 Kbps |
| Base Station Power | Up to 200 Watts | Not Limited | 50 Watts | 1 Watt | 50 Watts | Up to 100 Watts |
| Remote Transmit Power | Up to 200 Watts | Not Limited | Up to 200 mW | Up to 200 mW | Up to 200 mW | Up to 100 Watts |
| Round Trip Latency | 10 ms end to end configurable | 10 ms end to end configurable | 1.6 seconds to 10 seconds | 1 to 2 seconds (Varies) | 10 ms to 2 seconds | 10 ms to 100 ms |
| Quality of Service | Highly Flexible | Highly Flexible | Limited | Limited | Limited | Limited |
| Security | Multiple including proprietary | Multiple including proprietary | Limited | Limited | Limited | Limited |
| Fixed and Mobile | Yes / Yes | Yes / Yes | Yes / No | Yes / No | Yes / Yes | Yes / Yes |

(1) Service providers include LoRa Alliance, Sigfox, Ingenu, etc.
(2) Service providers include GE MDS, 4RF, Freewave, Ruggedcom, etc.

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Many Industries, All Critical Applications Electric Utilities Transportation (Highway / Rail) Field Area Networks Autonomous Vehicles Grid Automation Train Monitoring & Control Water / Wastewater Utilities Security Pump / Valve monitoring and control Border Security Intelligent Fences / Walls Oil & Gas Fields and Pipelines Commercial / Industrial Drones Intelligent monitoring and control of fields Secure reliable control channel and video and pipes Rig-to-Shore, Rig-to-Rig monitoring and control Defense Markets Mobile Airport Communication Air Drones / Sea Drones Terminal / Field Automation Ship to Shore 12

FullMAX High Value Connectivity Solution 13

IEEE 802.16s Standards-based Solution Technical specifications: Not frequency specific any VHF/UHF Supports narrow channels (100 kHz to 1.25 MHz) Multi-megabit throughput TDD allows flexible Downlink / Uplink ratio (10:1 1:10) Band AMC Reuse Benefits of standards-based solution scalable, future-proof network IP-based network provides interoperability with other critical network elements Encourages development of ecosystem and vendor competition ensuring price integrity and high levels of after-market service and support Interest in IEEE 802.16s is growing across Industry and globally; wide adoption to help foster eco-system of vendors and applications Optimized for ‘upstream’ data requirements, replace legacy proprietary NB solutions Drives the high performing, next-generation Industrial Internet 14